Exhibit 32.1


CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Telco-Technology, Inc. (the "Company") on Form 10-KSB for the period ended December 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

     (1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 6, 2004                 By:  /s/ Donald R. McKelvey
                                     Donald R. McKelvey,
                                     Chairman of the Board and
                                     President
                                     (Principal Executive Officer)

Dated: April 6, 2004                 By:  /s/ Donald R. McKelvey
                                     Donald R. McKelvey,
                                     Principal Financial Officer